                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C.  20549

                            ----------------------
                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                    INNOVATIVE SOLUTIONS AND SUPPORT, INC.
     --------------------------------------------------------------------
            (Exact name of Registrant as specified in its charter)

              Pennsylvania                                23-2507402
 ----------------------------------------             -------------------
 (State of incorporation or organization)              (I.R.S. Employer
                                                      Identification No.)

             420 Lapp Road
         Malvern, Pennsylvania                               19355
----------------------------------------                  ------------
(Address of principal executive offices)                   (Zip Code)

If this form relates to the registration of a class of securities pursuant to 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-36584
----------

     Securities to be registered pursuant to Section 12(b) of the Act:

     Title of each class                         Name of each exchange on which
     to be so registered                         each class is to be registered
     -------------------                         ------------------------------

       None                                               None

     Securities to be registered pursuant to Section 12(g) of the Act:


                         Common Stock, $.001 par value
     --------------------------------------------------------------------
                               (Title of Class)

Item 1.  Description of Registrant's Securities to be Registered.

          The description of the Registrant's Common Stock, $.001 par value per share, set forth under the caption "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 (File No. 333-36584), as amended, is incorporated herein by reference.

Item 2.  Exhibits.

          The following exhibits are filed herewith (or incorporated herein by reference as indicated below):

  Exhibit
  Number    Exhibit Title
  ------    -------------

  3.1 Amended and Restated Articles of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 to the Registration Statement on Form S-1 (File No. 333-36584) of the Registrant).

  3.2 Amended and Restated Bylaws of the Registrant (incorporated by reference to Exhibit 3.2 to the Registration Statement on Form S-1 (File No. 333-36584) of the Registrant).

                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                  INNOVATIVE SOLUTIONS AND SUPPORT, INC.


Dated:  July 25, 2000
                                  BY: /s/ Robert J. Ewy
                                      -----------------------------------
                                          Robert J. Ewy
                                          President